Exhibit (d)(3)

                             LETTER OF TRANSMITTAL
                      To Accompany Shares of Common Stock,
                            par value $.01 per share
                                       of
                    CABLEVISION INVESTMENT OF DETROIT, INC.
                     PURSUANT TO THE MERGER (THE 'MERGER')
               DESCRIBED BY THE RULE 13E-3 TRANSACTION STATEMENT
         DATED                    , 1996 (THE 'TRANSACTION STATEMENT')

       THIS TRANSMITTAL LETTER SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR SHARES OF CABLEVISION INVESTMENT OF DETROIT, INC. COMMON
                                     STOCK,
                      AND ANY OTHER REQUIRED DOCUMENTS TO:

                      STATE STREET BANK AND TRUST COMPANY

                By Mail:                                  By Hand:                              By Express Mail:
  State Street Bank and Trust Company       State Street Bank and Trust Company        c/o Boston Financial Data Services
             P.O. Box 9061                        Corporate Reorganization                 Corporation Reorganization
    Boston, Massachusetts 02205-8686        225 Franklin Street, Concourse Level               Two Heritage Drive
                                                Boston, Massachusetts 02110            North Quincy, Massachusetts 02171
                                                             or
                                                        61 Broadway
                                                      Concourse Level
                                                  New York, New York 10006

                               ------------------

   DO NOT SEND STOCK CERTIFICATES TO CABLEVISION INVESTMENT OF DETROIT, INC.

                               ------------------

                      FOR INFORMATION CALL: (800) 426-5523
              PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS

THE EFFECTIVE DATE OF THE MERGER WILL BE ON OR ABOUT , 1996 UNLESS SUCH DATE IS EXTENDED. EACH SHARE OF COMMON STOCK OF CABLEVISION INVESTMENT OF DETROIT, INC. (THE 'COMPANY') HELD OF RECORD IMMEDIATELY PRIOR TO THE EFFECTIVE DATE WILL BE CONVERTED INTO THE RIGHT TO RECEIVE $27.54, WITHOUT INTEREST (THE 'MERGER CONSIDERATION'). FOLLOWING THE EFFECTIVE DATE, THERE WILL BE NO ACTIVE MARKET FOR THE SHARES AND HOLDERS SHALL CEASE TO HAVE RIGHTS OF A SHAREHOLDER OF THE COMPANY. SHAREHOLDERS WHO DESIRE TO EXERCISE THEIR DISSENTER RIGHTS GRANTED BY THE COMPANY UNDER MICHIGAN LAW MUST COMPLETE THE DISSENTERS DEMAND FOR PAYMENT FORM AND RETURN SAME, TOGETHER WITH THIS LETTER OF TRANSMITTAL, HIS OR HER SHARES AND ANY OTHER REQUIRED DOCUMENTS, BY , 1996 IN ORDER TO PERFECT SUCH RIGHTS. SHAREHOLDERS SHOULD NOTE THAT THE PARENT OF THE COMPANY HAS CONCLUDED THAT THE MERGER IS FAIR TO THE PUBLIC SHAREHOLDERS (AS DEFINED IN THE TRANSACTION STATEMENT). FOR A FURTHER DESCRIPTION OF THE MERGER AND RELATED EVENTS, PLEASE REVIEW THE TRANSACTION STATEMENT ENCLOSED HEREWITH. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE TRANSACTION STATEMENT.


     DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

/ / CHECK HERE IF CERTIFICATES REPRESENTING SHARES ARE BEING DELIVERED WITH THIS
    LETTER AND ANY OTHER REQUIRED DOCUMENTS IN ORDER TO RECEIVE THE CASH PAYMENT OF $27.54 PER SHARE.

/ / CHECK HERE IF CERTIFICATES REPRESENTING SHARES ARE BEING DELIVERED WITH THIS
    LETTER AND ANY OTHER REQUIRED DOCUMENTS SOLELY TO BE DEPOSITED WITH THE PAYING AGENT IN CONNECTION WITH THE EXERCISE OF DISSENTERS RIGHTS GRANTED BY THE COMPANY UNDER MICHIGAN LAW.

/ / CHECK HERE IF YOU ARE THE RECORD HOLDER OF SHARES ON BEHALF OF OTHERS AND A
    PORTION OF SUCH SHARES ARE BEING DELIVERED (I) TO RECEIVE THE CASH PAYMENT OF $27.54 PER SHARE AND (II) SOLELY TO BE DEPOSITED WITH THE PAYING AGENT IN CONNECTION WITH THE EXERCISE OF DISSENTERS RIGHTS UNDER MICHIGAN LAW, IN WHICH CASE YOU SHOULD COMPLETE THE FOLLOWING AND DELIVER ANY OTHER REQUIRED
    DOCUMENTS:


    Number of Shares being delivered as to which dissenters rights are being exercised: ________________________

    Number of Shares being delivered to receive the Merger Consideration:               ________________________


     IF DISSENTERS RIGHTS ARE BEING EXERCISED, THE DISSENTERS DEMAND FOR PAYMENT FORM INCLUDED HEREWITH MUST BE COMPLETED AND, TOGETHER WITH THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE PAYING
AGENT BY                    , 1996. IN ADDITION, ALL SHARES OWNED OF RECORD AND
BENEFICIALLY AS TO WHICH DISSENTERS RIGHTS ARE BEING ASSERTED (AS SET FORTH IN THE DISSENTERS DEMAND FOR PAYMENT FORM) MUST BE PROVIDED WITH, AND RECEIVED BY,
THE PAYING AGENT BY                    , 1996.

              NOTE: UNLESS ONE OF THE FOREGOING BOXES IS CHECKED,
        IT WILL BE ASSUMED THAT YOU ARE SURRENDERING ALL OF YOUR SHARES
                   IN EXCHANGE FOR THE MERGER CONSIDERATION.


-------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------
                                                                       CERTIFICATE(S) ENCLOSED
 PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER       (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                                                        TOTAL NUMBER        NUMBER OF
                                                                         OF SHARES           SHARES
                                                        CERTIFICATE     EVIDENCED BY       SURRENDERED/
                                                         NUMBER(S)     CERTIFICATE(S)       DEPOSITED
                                                     --------------------------------------------------

                                                       TOTAL SHARES

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. Ladies and Gentlemen:

     The undersigned herewith delivers and surrenders to you, pursuant to the merger of CID Transaction Co., a Michigan corporation ('Merging Company'), with and into Cablevision Investment of Detroit, Inc., a Michigan corporation
(the 'Company'), the above-described shares of Common Stock, par value $.01 per share (the 'Shares') (a) in exchange for $27.54 in cash, without interest (the 'Merger Consideration'), for each share so delivered and surrendered or (b) solely to be deposited with the Paying Agent in connection with the exercise of dissenters rights granted by the Company under Michigan law (see the section of the Transaction Statement entitled 'SPECIAL FACTORS--Dissenting Shares/Dissenters Rights'), as specified above.

     The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to deliver and surrender the Shares listed above for exchange, or deposit the Shares in respect of the exercise of dissenters rights granted by the Company under Michigan law and (ii) the undersigned has good, marketable and unencumbered title to the Shares being delivered and surrendered, free and clear of all liens, restrictions, charges, claims and encumbrances and the same are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent or the Company to be required or desirable to perfect the delivery, surrender or deposit of the Shares delivered herewith.

     All authority herein conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Unless dissenters rights under Michigan law have been properly exercised, please issue a check in the amount of the Merger Consideration to which the undersigned is entitled pursuant to the Merger in the name and to the address indicated on the records of the Company (unless otherwise instructed in the following boxes):

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 4, 7 AND 9)

     To be completed ONLY if the check for the cash payment is to be made payable to a name OTHER THAN the name(s) of the registered holder(s) appear-ing under the 'DESCRIPTION OF SHARES SUBMITTED'.

Issue and mail check to:
(See Instructions 4 and 7 on the reverse side.)

Name: __________________________________________________________________________
                                     (PRINT PRINT)
Address: _______________________________________________________________________

________________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

                           (COMPLETE FORM W-9 BELOW)
________________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 4, 7 AND 9)

     To be completed ONLY if delivery of the check for the cash payment is to be made to an address OTHER than to the address of the registered holder(s) appearing under the 'DESCRIPTION OF SHARE(S) SUBMITTED' or if the address box immediately to the left is filled in OTHER than for the address appearing above.

Mail check or deliver to:

Name: __________________________________________________________________________
                                     (PRINT PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                                   SIGN HERE
                      (Complete Substitute Form W-9 Above)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Signature(s) of Shareholder(s)
                       (See guarantee requirement below)
Dated: ------------------------------------, 1996
     (Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an attorney-in-fact, executor, personal representative, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2 and 4.)
Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)
--------------------------------------------------------------------------------
                              (See Instruction 4)
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                      (Zip Code)
Area Code and Telephone No.
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------------
                        (See Substitute Form W-9 above)
                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 2 and 4)
Signature(s) guaranteed by:
Name
--------------------------------------------------------------------------------
                                 (Please Print)
Name of Firm
--------------------------------------------------------------------------------
                                 (Please Print)
Authorized Signature
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone No.
--------------------------------------------------------------------------------

Dated_____________________________________________________________________, 1996

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER

     1. Delivery of Letter of Transmittal and Certificates. In order to receive the cash payment of $27.54 per Share Merger Consideration to which the holder of Shares is entitled in exchange for the Shares under the terms of the Merger, certificates for all physically surrendered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), any required signature guarantees and any other required documents must be received by the Paying Agent at one of its addresses set forth herein.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES REPRESENTING SHARES, IS AT THE OPTION AND RISK OF THE SHAREHOLDER. IF SENT BY MAIL, IT IS RECOMMENDED THAT CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares being surrendered or deposited, as applicable, and payment is to be made directly to such registered holder(s) or
(ii) if such Shares are delivered for the account of an 'Eligible Institution'. For purposes of the Merger, 'Eligible Institution' means a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an 'Eligible Institution'). In all other cases all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached to the Letter of Transmittal.

     4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder of the Shares delivered hereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares delivered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     If any Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If the Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, personal representative, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     When the Letter of Transmittal is signed by the registered owner(s) of the certificates listed and submitted herewith, the certificate(s) must be endorsed or accompanied by appropriate stock powers and any other required documents, in either case signed exactly as the name or name(s) of the registered owner(s) appear(s) on the certificate(s), unless the Letter of Transmittal is signed by an Eligible Institution. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     5. Dissenting Shareholders. In the case of a shareholder who is exercising dissenters rights under Michigan law, in addition to delivering a completed Letter of Transmittal and his or her Shares as described in Instruction 1 above, a completed Dissenters Demand for Payment Form, together with any other required documents, must be received by the Paying Agent by
            , 1996.

     6. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the surrender of Shares pursuant to the Merger. If, however, payment of the Merger Consideration is to be made to any person other than the registered holder(s), or if delivered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such other person) payable on account of the transfer to such other person will be deducted from the Merger Consideration unless evidence satisfactory to the Company of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Transaction Statement, this Letter of Transmittal, the Dissenters Demand for Payment Form and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, the Paying Agent at the address set forth below in Instruction 11 or from your broker, dealer, commercial bank or trust company.

     9. Substitute Form W-9. The shareholder surrendering Shares for payment pursuant hereto is required to provide the Paying Agent with a correct Social Security Number or Taxpayer Identification Number ('TIN') on Substitute Form W-9, which is provided above. FAILURE TO PROVIDE THE CORRECT INFORMATION ON THE FORM OR AN ADEQUATE BASIS FOR AN EXEMPTION MAY SUBJECT THE SHAREHOLDER TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. IN ADDITION, BACKUP WITHHOLDING AT THE RATE OF 31% MAY BE IMPOSED UPON THE GROSS PROCEEDS OF THE MERGER CONSIDERATION. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED. The box in Part 2 of the form may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of all payments of the Merger Consideration pursuant to the Merger thereafter until a TIN is provided to the Paying Agent.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt shareholder must enter its correct TIN in Part 1 of the Substitute Form W-9, write 'Exempt' in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the 'W-9 Guidelines') for additional instructions. In order for a non-resident alien or foreign entity to qualify as an exempt recipient, such person must submit a completed Form W-8, 'Certificate of Foreign Status' statement, signed under penalties of perjury, attesting to the individual's exempt status. Such forms can be obtained from the Paying Agent.

WHAT NUMBER TO GIVE THE PAYING AGENT

     The shareholder is required to give the Paying Agent the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for additional guidance on which TIN to report.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write 'Applied for' in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the form. If you provide your TIN to the Paying Agent within 60 days of the date the Paying Agent receives such form, amounts withheld during such 60 day period will be refunded to you by the Paying Agent. NOTE: WRITING 'APPLIED FOR' ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     10. Mutilated, Lost, Stolen or Destroyed Certificates. If any Certificate has been mutilated, lost, stolen or destroyed, you should contact the Paying Agent at telephone number (800) 426-5523 for further instructions as to obtaining the documents which must be delivered in order to complete the delivery, surrender or deposit of your Shares.

     11. Assistance in the Preparation of this Form. Questions and requests for assistance or additional copies of this Letter of Transmittal may be directed to the Paying Agent at P.O. Box 9061, Boston, MA 02205-8686. Telephone Number (800) 426-5523.

-------------------------------------------------------------------------------
       SUBSTITUTE         PART I--PLEASE PROVIDE
        FORM W-9          YOUR SOCIAL SECURITY
                                                     --------------------------
                          NUMBER OR TIN IN THE BOX   Social Security Number
    DEPARTMENT OF THE     AT RIGHT AND CERTIFY BY              OR
         TREASURY         SIGNING AND DATING BELOW.  --------------------------
INTERNAL REVENUE SERVICE                             Employee Identification
                                                             Number
                                                     (If awaiting TIN write
                                                         'Applied For')
-------------------------------------------------------------------------------
 Payer's Request for
 Taxpayer
 Identification Number
 (TIN)                    PART II--Awaiting TIN / /
-------------------------------------------------------------------------------
 CERTIFICATION--Under the penalties of perjury, I certify that:

 (l)  The number provided on this form is my correct Taxpayer Identification
      Number (or I am waiting for a number to be issued to me),

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and

 (3)  Any other information provided on this form is true and correct.

 You must strike out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

 For instructions regarding completion of form W-9 see Instruction 9 below.
-------------------------------------------------------------------------------
 SIGNATURE                                               DATE            , 1996

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the Merger Consideration made to me thereafter will be withheld until I provide a number.

Signature ___________________________________  Date ____________________________